Exhibit (10)(Z)(1)

List of Executive Officers who are parties to

Change in Control Agreements with Harleysville Group Inc.

in the form filed as Exhibit (10)(Z) with the Annual Report on Form 10-K for the year ended December 31, 2006

Michael L. Browne, President and Chief Executive Officer (1)

Mark R. Cummins, Executive Vice President, Chief Investment Officer and Treasurer

Allan R. Becker, Senior Vice President and Chief Actuary

Arthur E. Chandler, Senior Vice President and Chief Financial Officer

Thomas E. Clark, Senior Vice President, Field Operations

Donna M. Dever, Senior Vice President, Performance Excellence (2)

Robert A. Kauffman, Senior Vice President, Secretary, General Counsel and Chief Governance Officer

Theodore A. Majewski, Senior Vice President, Personal Lines (3)

Kevin M. Toth, Senior Vice President, Claims

Akhil Tripathi, Senior Vice President and Chief Information Officer

Robert G. Whitlock Jr., Senior Vice President & Chief Underwriting Officer

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(1)

Mr. Browne’s agreement is substantially similar to the agreement with other executives except for the following:  (a) the factor in Section 4(c)(ii)(b) is 2.999 instead of 2.000; (b) the period in (i) the last proviso to Section 1, (ii) the lead-in paragraph to Section 3, (iii) the lead-in paragraph to Section 3(c), and (iv) Section 4(c)(vii) is thirty-six (36) months instead of twenty-four months; (c) the Initial Expiration Date is December 31, 2009, instead of December 31, 2007; and (d) in Section 1, the date January 1, 2008 is January 1, 2010.

(2)

The Company entered into this agreement in February 2007.

(3)

Mr. Majewski’s agreement has the following differences:  (a) the factor in Section 4(c)(ii)(b) is 1.000 instead of 2.000; and (b) the period in (i) the last proviso to Section 1, (ii) the lead-in paragraph to Section 3, (iii) the lead-in paragraph to Section 3(c), and (iv) Section 4(c)(vii) is twelve (12) months instead of twenty-four months.  The agreement also provided for a continuation in salary and benefits for twelve months following any termination of his employment by the Company, other than for cause, occurring prior to December 31, 2006, unless a change in control had previously occurred.